UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 9, 2025

Date of Report (Date of earliest event reported)

5&2 Studios, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56519	82-3246222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8291 Baucum Road Midlothian, TX	76065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 833-924-6736

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Series B Common Stock

(Title of Class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by 5&2 Studios, Inc. (the “Company”) to amend the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on January 15, 2025 (the “Original 8-K”) solely to correct scrivener’s errors contained in the Original 8-K and the agreement filed as Exhibit 10.1 thereto with respect to the execution dates of each of Brad Pelo and JD Larsen’s employment agreements. Mr. Pelo and Mr. Larsen’s employment agreements were executed on January 9, 2025 and January 11, 2025, respectively. The Original 8-K had incorrectly listed the execution dates of Mr. Pelo and Mr. Larsen’s employment agreements as January 9, 2024 and January 11, 2024, respectively, and Mr. Pelo’s employment agreement filed as Exhibit 10.1 to the Original 8-K had incorrectly listed the execution date of the agreement as January 9, 2024. This amendment does not reflect events occurring after the filing of the Original 8-K and no other changes are being made to any other disclosure contained in the Original 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The first sentence of the first paragraph of Item 5.02 of the Original 8-K under the heading “President Employment Agreement” is hereby amended and restated in its entirety to read as follows:

On January 9, 2025, 5&2 Studios, Inc. (the “Company”) entered into a new employment agreement (the “President Employment Agreement”) with Brad Pelo, the Company’s President, which was made effective as of December 23, 2024 (the “President Effective Date”).

The first sentence of the first paragraph of Item 5.02 of the Original 8-K under the heading “CFO Employment Agreement” is hereby amended and restated in its entirety to read as follows:

On January 11, 2025, the Company entered into a new employment agreement (the “CFO Employment Agreement”) with JD Larsen, the Company’s CFO, which was made effective as of January 1, 2025 (the “CFO Effective Date”).

Item 9.01	Financial Statements and Exhibits.

The agreement previously filed as Exhibit 10.1 is hereby amended and restated in its entirety by the version attached hereto. The exhibit table listed under Item 9.01(d) of the Original 8-K is hereby amended to read as follows:

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated January 9, 2025, by and between Brad Pelo and 5&2 Studios, Inc.*
10.2	Employment Agreement, dated January 11, 2025, by and between Jonathan Larsen and 5&2 Studios, Inc.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Portions of this exhibit are redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish a copy of any redacted information and/or omitted schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2025	5&2 STUDIOS, INC.

	By:	/s/ JD Larsen
	Name:	JD Larsen
	Title:	Chief Financial Officer